Exhibit 99.1

Applied Solar Announces Restructuring

San Diego, California, May 22, 2009 – Applied Solar, Inc. announced today that it had begun the process of restructuring its operations.  On May 22, 2009, the Company entered into a definitive loan and security agreement with The Quercus Trust, pursuant to which the company borrowed $698,000 under a short-term loan that matures on June 15, 2009.  As a condition to the loan, the company is required to file for reorganization pursuant to Title 11 of the U.S. Bankruptcy Code within thirty days following the date of the loan.  The company is currently engaged in discussions with potential financing sources, including The Quercus Trust, concerning the extension of debtor-in-possession or “DIP” financing to support the Company’s operations during its reorganization.

David Field, President and CEO of the company remarked, “Despite very promising macro and micro business trends affecting the company, including solid relationships with its business partners, the current state of the financial markets combined with a difficult and complicated capital structure have made it extremely challenging for the company to secure needed financing.  We are hopeful that a restructuring will enable the company to emerge stronger and in a better position to capitalize on the anticipated future growth in the solar industry.”

At the present time, no binding commitment to provide DIP financing by The Quercus Trust or any other party has been received and there can be no guarantee that the company will obtain such financing.

Safe Harbor for Forward-Looking Statements
Except for statements of historical fact, the information presented in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance, achievements or financial condition of the Company to be materially different from any future results, performance, achievements or financial condition expressed or implied by such forward-looking statements. These statements are based on the Company's current expectations, estimates and projections. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "may," "would," or "will" or variations of such words and similar expressions may identify such forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. These statements are not guarantees of future performance. Factors which may impact them include, but are not limited to, general economic and business conditions, customer demand for the Company's products, the Company's ability to execute on its business plan, performance of the Company’s licensing partners, the downturn in the real estate market in the United States, the Company's need for additional financing and its ability to continue as a going concern, or effectively reorganize its operations, the Company's ability to commercialize its Solar Communities™ initiative and new products under development or recently introduced and other factors over which the Company has little or no control. All such statements are therefore qualified in their entirety by reference to the factors specifically addressed in the sections entitled "Risk Factors" in the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. New risks can arise and it is not possible for management to predict all such risks, nor can management assess the impact of all such risks to the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements speak only as of the date thereof. The Company undertakes no obligation to revise or update publicly any forward-looking statements in order to reflect any event or circumstance that may arise after the date hereof, other than as required by law.

CONTACT:

David Field
President and CEO
 858-909-4080